UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 19, 2009
Forest City Enterprises, Inc.

(Exact name of registrant as specified in its charter)

Ohio	1-4372	34-0863886

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Terminal Tower, 50 Public Square, Suite 1100, Cleveland, Ohio		44113

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	216-621-6060
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
This Current Report on Form 8-K updates Items 6, 7, 7A, 8 and 15(c) of the Annual Report on Form 10-K of Forest City Enterprises, Inc. (the “Company”) for the fiscal year ended January 31, 2009 to reflect the impact of the retrospective adjustment of the results of operations of properties disposed of during the period February 1, 2009 through July 31, 2009 in accordance with the Financial Accounting Standards Board’s (“FASB”) Statement of Financial Accounting Standards (“SFAS”) No. 144 “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS No. 144”).
Accordingly, the Company has retrospectively adjusted its consolidated financial statements for the years ended January 31, 2009, 2008 and 2007 to reflect one property that was disposed of during the six months ended July 31, 2009 that was not classified as held for sale at January 31, 2009.
In accordance with SFAS No. 144, the Company has reported the revenues, expenses and gains on disposition from this property as income from discontinued operations for each period presented in its quarterly reports filed since the property was disposed of or classified as held for sale (including the comparable period of the prior year). The same retrospective adjustment of discontinued operations required by SFAS No. 144 is required for previously issued annual financial statements in the Form 10-K, if those financial statements are incorporated by reference in subsequent filings with the Securities and Exchange Commission (“SEC”) made under the Securities Act of 1933, as amended, even though those financial statements relate to periods prior to the date of the sale. These adjustments have no effect on the Company’s previously reported net earnings.
This Form 8-K also reflects the impact of the retrospective application of the following accounting standards adopted by the Company on February 1, 2009 for the periods presented, as appropriate.
Noncontrolling Interests in Consolidated Financial Statements, an Amendment of ARB No. 51 - SFAS No. 160
In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements, an Amendment of Accounting Research Bulletin No. 51” (“SFAS No. 160”). A non-controlling interest, sometimes called minority interest, is the portion of equity in a subsidiary not attributable, directly or indirectly, to a parent. The objective of this statement is to improve the relevance, comparability, and transparency of the financial information that a reporting entity provides in its consolidated financial statements by establishing accounting and reporting standards that require: (i) the ownership interest in subsidiaries held by parties other than the parent be clearly identified, labeled, and presented in the consolidated statement of financial position within equity, but separate from the parent’s equity; (ii) the amount of consolidated net income attributable to the parent and to the non-controlling interest be clearly identified and presented on the face of the consolidated statement of operations; (iii) changes in a parent’s ownership interest while the parent retains its controlling financial interest in its subsidiary be accounted for consistently and requires that they be accounted for similarly, as equity transactions; (iv) when a subsidiary is deconsolidated, any retained non-controlling equity investment in the former subsidiary be initially measured at fair value, the gain or loss on the deconsolidation of the subsidiary is measured using fair value of any non-controlling equity investments rather than the carrying amount of that retained investment; and (v) entities provide sufficient disclosures that clearly identify and distinguish between the interest of the parent and the interest of the non-controlling owners. This statement was effective for fiscal years, and interim reporting periods within those fiscal years, beginning on or after December 15, 2008. Earlier adoption was prohibited. The Company has adjusted its January 31, 2009 and 2008 Consolidated Balance Sheets to reflect noncontrolling interest as a component of total equity. Included in the balance sheet reclass was $58,247,000 and $67,828,000 at January 31, 2009 and 2008, respectively, of accumulated deficit noncontrolling interest resulting from deficit restoration obligations of noncontrolling partners, previously recorded as a component of investments in and advances to affiliates. In addition, the Company reclassed noncontrolling interest on its Consolidated Statement of Operations for the years ended January 31, 2009, 2008 and 2007.
Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement) - FSP APB 14-1
In May 2008, the FASB issued Staff Position (“FSP”) FSP No. APB 14-1, “Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement)” (“FSP APB 14-1”), which requires the liability and equity components of convertible debt instruments that may be settled in cash upon conversion (including partial cash settlement) to be separately accounted for in a manner that reflects the issuer’s nonconvertible debt borrowing rate. FSP APB 14-1 was effective for fiscal years beginning after December 15, 2008, and for interim periods within those fiscal years, with retrospective application required. This statement changed the accounting treatment for the Company’s 3.625% Puttable Equity-Linked Senior Notes due October 2011 (the “Notes”), which were issued in October 2006. FSP APB 14-1 requires the initial debt proceeds from the sale of a company’s convertible debt instrument to be allocated between a liability component and an equity component. The resulting debt discount, $24,346,000 and $34,775,000 at January 31, 2009 and 2008, respectively, will be amortized over the debt instrument’s expected life as additional non-cash interest expense. Due to the increase in interest expense, the Company recorded additional capitalized interest based on the qualifying expenditures on our development projects. As such, the Company adjusted its Consolidated Balance Sheets at January 31, 2009 and 2008 to reflect an increase $16,468,000 and $9,009,000, respectively, in real estate, net. Deferred financing costs decreased $631,000 and $923,000 at January 31, 2009 and 2008, respectively, related to the reallocation of the original issuance costs between the debt instrument and equity component and the gain recognized from the purchase of $15,000,000, in principal, of the Notes during the three months ended October 31, 2008 was adjusted to reflect the requirements of gain recognition under FSP APB 14-1.
For the years ended January 31, 2009, 2008 and 2007, the Company adjusted its Consolidated Statements of Operations to reflect additional non-cash interest expense of $1,054,000, $1,363,000 and $376,000 (net of capitalized interest on our qualifying expenditures) for the years ended January 31, 2009, 2008 and 2007, respectively. In addition, due to the repurchases of $15,000,000, in principal, of the Notes, the Company recorded an adjustment to the gain on the repurchase of $489,000 for the amount of the unamortized discount allocated to these Notes.
Determining Whether Instruments Granted in Shared-Based Payment Transactions Are Participating Securities - FSP EITF 03-6-1
In June 2008, the FASB issued FSP EITF No. 03-6-1, “Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities” (“FSP EITF 03-6-1”). This new standard requires that nonvested share-based payment awards that contain non-forfeitable rights to dividends or dividend equivalents be treated as participating securities in the computation of earnings per share pursuant to the two-class method. FSP EITF 03-6-1 was effective for fiscal years beginning after December 15, 2008. The Company has adjusted its computation of earnings per share for the years ended January 31, 2009, 2008 and 2007.
Set forth in Exhibit 99.1 attached hereto are updated consolidated financial statements and selected financial information with respect to the operations of the Company as well as the Management’s Discussion and Analysis of Financial Condition and Results of Operations for the year ended January 31, 2009.
The information in this Form 8-K does not reflect events or disclosures occurring after the filing of the Company’s Form 10-K for the year ended January 31, 2009 and does not modify or update the disclosures therein, except to the extent expressly provided above. For a discussion of events and developments subsequent to the filing of the 10-K, please refer to the Company’s filings with the SEC since that date.
Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm

99.1
Updated Item 6. Selected Financial Data; Updated Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; Item 7A. Quantitative and Qualitative Disclosures About Market Risk; Updated Item 8. Financial Statements and Supplementary Data and Updated Item 15(c) Financial Statement Schedules.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOREST CITY ENTERPRISES, INC.
By: /s/ ROBERT G. O’BRIEN
Name:	Robert G. O’Brien
Title:	Executive Vice President and Chief Financial Officer

Date: October 19, 2009

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm

99.1
Updated Item 6. Selected Financial Data; Updated Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; Item 7A. Quantitative and Qualitative Disclosures About Market Risk; Updated Item 8. Financial Statements and Supplementary Data and Updated Item 15(c) Financial Statement Schedules.